Exhibit 99.4

Southern Hospitality Development Corporation
(Formerly Art Dimensions, Inc.)
Unaudited Condensed Financial Statements
Financial Information

On November 13, 2012, Southern Hospitality Development Corporation ("SHDC", the "Registrant", or the "Company"), previously known as Art Dimensions, Inc. ("ADI"), entered an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Southern Hospitality Franchisee Holding Corporation (a development stage company) (“SH”). Pursuant to the Agreement, SH merged with and into ADI Merger Corp, a wholly owned subsidiary of ADI, and was the surviving entity in this transaction (the “Merger Transaction”). As such, upon closing the Merger Transaction, SH became a wholly-owned subsidiary of the Registrant. To effect the Merger Transaction, the Registrant issued 50,000 shares of common stock to two persons in consider of the Company's liabilities, the Registrant's shareholders surrendered 482,060 shares of the Company's common stock for cancellation, and acquired all of the outstanding shares of SH by the issuance of an aggregate of 5,259,091 shares of common stock, representing approximately 89% of the outstanding common stock after the transaction. The number of ADI common shares received by SH’s shareholders depended on the number of number of shares each held and that were outstanding at the closing of the Merger Transaction. Additionally, upon the effective date of the transaction all outstanding SH warrants, options and outstanding promissory notes were exchanged for options, warrants and promissory notes to acquire ADI common stock on equivalent terms.

The Registrant is a public shell company (as defined in Rule 12b-2 of the Exchange Act) at the date of the Merger Transaction. Therefore, the Merger Transaction is being accounted for as a reverse acquisition and recapitalization. SH is the acquirer for accounting purposes, and ADI is the acquired company. Accordingly, SH’s historical financial statements for periods prior to the transaction become those of ADI, retroactively restated for, and giving effect to, the number of shares received in the Merger Transaction. The accumulated deficit of SH is carried forward after the acquisition. Operations reported for periods prior to the Merger Transaction are those of SH. Earnings per share for the periods prior to the Merger Transaction are restated to reflect the equivalent number of shares outstanding. There were no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma consolidated statements of operations.

SH, a Colorado corporation, was formed in August 2011, for the purpose of owning and operating up to 30 Southern Hospitality restaurants in the United States. SH is a development stage company, with no revenue-generating operations to date.

The accompanying unaudited condensed consolidated pro forma balance sheet as of December 31, 2011, gives effect to the Merger Transaction as if it had been consummated on December 31, 2011. The condensed consolidated statements of operations for year ended December 31, 2011 and the nine-month period ended September 30, 2012, gives effect to the Merger Transaction as if it had been consummated on January 1, 2011 and January 1, 2012, respectively. SH’s results are from the period of SH’s inception (August 19, 2011).

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of SH (included herein) as well as those of the Company. The unaudited pro forma condensed consolidated statements of operations does not purport to be indicative of the results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

Southern Hospitality Development Corporation
(Formerly Art Dimensions, Inc.)
Proforma Balance Sheet
(Unaudited)
As of September 30, 2012

	Southern Hospitality Development Corp	Southern Hospitality Franchisee Holding Corp	Proforma Adjustments		Proforma Total
	(Historical)	(Historical)
Assets
Current assets:
Cash	$283	$610,999	$(283)	A	$610,999
Prepaid expenses	-	5,680	-		$5,680
Total current assets	283	616,679	(283)		616,679

Deposit	-	18,034	-		18,034
Intangible asset	-	300,000	-		300,000
Cash restricted for leasehold improvements	-	397,335	-		397,335
Property and equipment	-	271,301	-		271,301
Total assets	$283	$1,603,349	$(283)		$1,603,349

Liabilities and equity
Current liabilities:
Accounts payable	$9,984	$4,563	$(9,984)	A	$4,563
Related party payable	22,297	-	(22,297)	A	-
Accrued expenses	1,020	31,640	(1,020)	A	31,640
Short term debt	3,250	-	(3,250)	A	-
Notes payable and accrued interest, current portion	10,700	103,971	(10,700)	A	103,971
Total current liabilities	47,251	140,174	(47,251)		140,174

Deferred rent	-	78,951	-		78,951
Notes payable, net of current portion:
Related party	-	21,741	-		21,741
Other	-	2,057,072	-		2,057,072
Accrued interest payable	-	46,117	-		46,117
Total liabilities	47,251	2,344,055	(47,251)		2,344,055

Equity (Deficit)
Preferred stock	-	-	-		-
Common stock	2,000	677	(2,000)	B	677
Additional paid-in capital	36,665	430,851	(36,665)	B	430,851
Deficit accumulated during the development stage	(85,633)	(1,334,592)	85,633	A	(1,334,592)
Total deficit	(46,968)	(903,064)	46,968		(903,064)
Noncontrolling interest	-	162,358	-		162,358
Total deficit	(46,968)	(740,706)	46,968		(740,706)
Total liabilities and deficit	$283	$1,603,349	$(283)		$1,603,349

Southern Hospitality Development Corporation
(Formerly Art Dimensions, Inc.)
Proforma Statements of Operations
(Unaudited)
For the Year Ended December 31, 2011

	Southern Hospitality Development Corp	Southern Hospitality Franchisee Holding Corp	Proforma Adjustments		Proforma Total
	(Historical)	(Historical)
Operating expenses:
General and administrative	$10,122	$125,968	$(10,122)	A	$125,968
Accounting and legal	20,800	-	(20,800)	A	-
Related party management services	-	156,584	-		156,584
Selling and marketing	-	660	-		660
Total operating expenses	30,922	283,212	(30,922)		283,212

Loss from operations	(30,922)	(283,212)	30,922		(283,212)

Other expense:
Interest expense	(183)	(5,891)	183	A	(5,891)

Net loss	$(31,105)	$(289,103)	$31,105		$(289,103)

Net loss per share-basic and diluted	$(0.03)			B	$(0.05)

Weighted average number of common
shares - basic and diluted	1,082,060		4,827,031	A	5,909,091

Southern Hospitality Development Corporation
(Formerly Art Dimensions, Inc.)
Proforma Statements of Operations
(Unaudited)
Nine Months Ended September 30, 2012

	Southern Hospitality Development Corp	Southern Hospitality Franchisee Holding Corp	Proforma Adjustments		Proforma Total
	(Historical)	(Historical)
Operating expenses:
General and administrative	$4,657	$601,811	$(4,657)	A	$601,811
Accounting and legal	17,925	-	(17,925)	A	-
Related party management services	-	348,169	-		348,169
Selling and marketing	-	80,116	-		80,116
Total operating expenses	22,582	1,030,096	(22,582)		1,030,096

Loss from operations	(22,582)	(1,030,096)	22,582		(1,030,096)

Other expense:
Interest expense	(837)	(78,035)	837	A	(78,035)

Net loss	$(23,419)	$(1,108,131)	$23,419		$(1,108,131)

Net loss per share-basic and diluted	$(0.02)			B	$(0.19)

Weighted average number of common
shares - basic and diluted	1,082,060		4,827,031	A	5,909,091

Southern Hospitality Development Corporation
(Formerly Art Dimensions, Inc.)
Notes to Unaudited Proforma Financial Statements

(A)
This entry is to give effect to the acquisition of SHDC by SH, which is accounted for to effect the Merger Transaction, the Registrant issued 50,000 shares of common stock to two persons in consider of the Company's liabilities, the Registrant's shareholders surrendered 482,060 shares of the Company's common stock for cancellation, and acquired all of the outstanding shares of SH by the issuance of an aggregate of 5,259,091 shares of common stock, representing approximately 89% of the outstanding common stock after the transaction.

(B)	The pro forma net loss per share of common stock is based on the weighted average number of common shares outstanding after giving effect to the shares issued for the reverse acquisition.